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                                                                  EXHIBIT 10(mm)


                          PORTLAND LOFTS APARTMENTS LLC
                               OPERATING AGREEMENT


         This Operating Agreement of PORTLAND LOFTS APARTMENTS LLC (the "LLC") is dated as of December 14, 2001 (the "Effective Date") and entered into by Historic Preservation Properties 1989 Limited Partnership, a Delaware limited partnership ("HPP89") as set forth on SCHEDULE 1 attached hereto (the "Member").

                              PRELIMINARY STATEMENT

         The Member desires to enter into this Agreement to provide for, among other things, the formation of the LLC under the Act on the terms and conditions set forth herein, the management of the business and affairs of the LLC, the allocation of profits and losses, the respective rights and obligations of the Member, and certain other matters.

                                   ARTICLE 1
                                 DEFINED TERMS

         Terms used herein and not otherwise defined shall have the following meanings:

         "ACT" means the Delaware Limited Liability Company Act (Del. Code title 6,ss.18-101 et seq.) as amended and in effect from time to time.

         "AFFILIATE" means, with respect to any specified Person, any Person that directly or through one or more intermediaries controls or is controlled by or is under common control with the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through corporate membership, ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means the Operating Agreement of the LLC dated as of the Effective Date, as amended from time to time. This Agreement shall be the "Operating Agreement" of the LLC as defined in ss.21 of the Act.

          "APPROVAL" or "APPROVED" means the consent or affirmation, whether written or otherwise, of the Board of Managers.

         "ASSIGNEE" means a Person that has acquired the right from a Member to
(i) share in Profit and Loss of the LLC, (ii) receive Distributions and (iii) receive the allocation of income, gain, loss deductions or credits (and items thereof) of the LLC to which the transferor Member was entitled in accordance with the provisions of Article 11, but has not been admitted as a Member of the LLC.

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         "BOARD OF MANAGERS" refers collectively to the Persons named as
Managers in this Agreement and to any Person who becomes an additional, substitute or replacement Manager as permitted by this Agreement, in each such Person's capacity as a Manager of the LLC.

          "CAPITAL ACCOUNT" means a capital account maintained and adjusted in accordance with the Code and the Regulations, including the Regulations under Sections 704(b) and (c) of the Code. Consistently therewith, the Capital Account of each Member shall be:

                  (i) credited with all payments made to the LLC by such Member on account of Capital Contributions (and as to any property other than cash or a promissory note of the contributing Member, the agreed (by the Member) fair market value of such property, net of liabilities secured by such property and assumed by the LLC or subject to which such contributed property is taken) and by such Member's allocable share of Profits and items in the nature of income and gain of the LLC;

                  (ii) charged with the amount of any distributions to such Member (and as to any distributions of property other than cash or a promissory note of a Member or the LLC, by the agreed fair market value of such property, net of liabilities secured by such property and assumed by such Member or subject to which such distributed property is taken), and by such Member's allocable share of Losses and items in the nature of losses and deductions of the LLC;

                  (iii) adjusted simultaneously with the making of any adjustment to the Book Value of the LLC's assets pursuant to the definition thereof, to reflect the aggregate net adjustments to such Book Value as if the LLC recognized Profit or Loss equal to the respective amount of such aggregate net adjustments immediately before the event causing such adjustments and such Profit or Loss shall be allocated among the Members based on their Profits Percentage; and

                  (iv) otherwise appropriately adjusted to reflect transactions of the LLC and the Members.

         "CAPITAL CONTRIBUTION" means the amount of cash and the fair market value of any other property, including but not limited to a promissory note, contributed to the LLC by a Member as a Capital Contribution with respect to the Interest in the LLC held by such Member (minus any liabilities secured by such property that the LLC assumes or takes subject to), and shall also include any additional Capital Contributions made by such Member. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the LLC by the maker of the note (or a Person related to the maker of the note within the meaning of Regulations Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Member until the LLC makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2).

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         "CERTIFICATE OF FORMATION" means the Certificate of Formation of the
LLC and any and all amendments thereto and restatements thereof filed on behalf of the LLC with the Delaware Secretary of State pursuant to the Act.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the corresponding provisions of any future federal tax law.

         "DISTRIBUTION" means cash or property distributed to a Member or a Member's Assignee in respect of the Member's Interest in the LLC.

         "FISCAL YEAR" means the fiscal year of the LLC which shall end on December 31 of each year.

          "INTEREST" means the entire interest of a Member in the capital and profits of the LLC, including the right of such Member to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all the terms and provisions of this Agreement.

         "MANAGER" refers to each Person named as a Manager in Section 5.3 of this Agreement and to any Person who becomes an additional, substitute or replacement Manager as permitted by this Agreement, in each such Person's capacity as a Manager of the LLC.

         "MEMBERS" means the Person listed as members on SCHEDULE 1 hereto and any other Person that both acquires an Interest in the LLC and is admitted to the LLC as a Member.

          "PERSON" means an individual, partnership, joint venture, association, corporation, trust, estate, limited liability company, limited liability partnership, or any other legal entity.

         "PARTNERSHIP" means Portland Lofts Associates Limited Partnership, a Delaware limited partnership.

         "PROPERTY" means specifically, that certain parcel of real property, together with all improvements located thereto, in the City of Portland, State of Oregon and generally, all real and personal property owned by or on behalf of the Partnership.

         "PROPERTY OWNER" means the Partnership.

         The definitions set forth in the Act shall be applicable, to the extent not inconsistent herewith, to define terms not defined herein and to supplement definitions contained herein.

                                   ARTICLE 2
                              FORMATION AND PURPOSE

         2.1. FORMATION. The Member hereby forms a limited liability company pursuant to the provisions of the Act. The Member or any authorized person thereof shall promptly file a Certificate of Formation with the Secretary of State of the State of Delaware in order to form the

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LLC as a limited liability company under the Act on the terms and conditions herein set forth and shall qualify the LLC to do business in the State of Oregon and the Commonwealth of Massachusetts.

         2.2. NAME. The name of the LLC is "PORTLAND LOFTS APARTMENTS LLC." The business of the LLC may be conducted under that name or, upon compliance with applicable laws, any other name that the Board of Managers deem appropriate or advisable. The Board of Managers shall file, or shall cause to be filed, any fictitious name certificates and similar filings, and any amendments thereto, that the Board of Managers consider appropriate or advisable.

         2.3. REGISTERED OFFICE/AGENT. The office of the LLC required to be maintained by the LLC in the State of Delaware pursuant to the Act shall be c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware. The address of the principal office of the LLC is c/o Boston Bay Capital, Inc., 45 Broad Street, Boston, MA 02109. The LLC may, in accordance with applicable provisions of the Act, change its offices from time to time in the discretion of the Board of Managers.

         2.4. TERM. The term of the LLC shall continue until December 31, 2051, unless sooner terminated as hereinafter provided. The Board of Managers may extend the term prior to the expiration of the term.

         2.5. PURPOSE. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: The nature of the business and of the purposes to be conducted and promoted by the LLC, is to engage solely in the following activities:

              2.5.1 To act as a general partner of the Partnership whose purpose is:

                      2.5.1.1  To acquire the Property.

                      2.5.1.2 To own, hold, sell, assign, transfer, operate, lease, mortgage, pledge and otherwise deal with the Property.

              2.5.2 To exercise all powers enumerated in the Delaware Limited Liability Company Act necessary or convenient to the conduct, promotion or attainment of the business or purposes otherwise set forth herein.

         2.6. PROHIBITED ACTIVITIES. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: The LLC shall only incur or, to the extent it is able under the Partnership to cause the Partnership to incur indebtedness in an amount necessary to acquire, operate and maintain the Property. For so long as the mortgage lien granted to Key Commercial (the "Mortgage") exists on the Property, the LLC shall not incur, assume, or guaranty any other indebtedness. The LLC shall not and, to the extent it is able under the Partnership agreement, shall not cause the Partnership to consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (i) the entity (if

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other than the LLC or the Partnership) formed or surviving such consolidation or merger or that acquired by conveyance or transfer the properties and assets of the LLC or Partnership substantially as an entirety (a) shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, (b) shall include in its organizational documents the same limitations set forth in this Section 2.6 and in Article XIII, and (c) shall expressly assume the due and punctual performance of the LLC's obligations; and
(ii) immediately after giving effect to such transaction, no default or event of default under the agreement to which it is a party shall have been committed by this limited liability company or the Partnership and be continuing. For so long as the Mortgage exists on the Property, the LLC will not voluntarily commence a case with respect to itself or, to the extent it is able under the Partnership agreement, cause the Partnership to voluntarily commence a case with respect to itself as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the unanimous consent of all of the members of the LLC.
For so long as the Mortgage exists on the Property, no material amendment to this operating agreement or to the Partnership Agreement, to the extent the LLC is able to prevent such an amendment under the Partnership agreement, may be made without first obtaining approval of the mortgagee holding a first mortgage lien on the Property.

         2.7. AUTHORIZED PERSONS. The Board of Managers and such other Persons as may be designated from time to time by the Board of Managers are hereby designated as authorized persons, within the meaning of the Act, to execute, deliver and file any amendments or restatements of the Certificate of Formation and any other certificates and any amendments or restatements thereof necessary for the LLC to qualify to do business in a jurisdiction in which the LLC may wish to conduct business.

         2.8. QUALIFICATION IN OTHER JURISDICTIONS. The Board of Managers shall cause the LLC to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the LLC transacts business in which such qualification, formation or registration is required or desirable. Any Manager or any authorized person thereof, as an authorized person within the meaning of the Act, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the LLC to qualify to do business in a jurisdiction in which the LLC may wish to conduct business.

                                   ARTICLE 3
                             MEMBERSHIP AND CAPITAL

         3.1. MEMBER. On the Effective Date, the Member of the LLC shall be as set forth on SCHEDULE 1 attached hereto. SCHEDULE 1 also sets forth the Capital Contribution of the Member which will be made simultaneously with the execution hereof.

         3.2. RETURN OF CAPITAL CONTRIBUTIONS, ETC. The Member shall have the right to demand a return of all or any part of such Member's Capital Contributions. Any return of the Capital Contributions of the Member shall be made solely from the assets of the LLC and only in accordance with the terms of this Agreement. No interest shall be paid to the Member with respect to such Member's Capital Contributions.

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                                    ARTICLE 4
                                STATUS OF MEMBER

         4.1. LIMITED LIABILITY. The Member shall not be bound by or personally liable for the expenses, liabilities, or obligations of the LLC. In no event shall the Member be required to make up any deficiency in such Member's Capital Account upon the dissolution or termination of the LLC.

         4.2. RETURN OF DISTRIBUTIONS OF CAPITAL. Except as otherwise expressly required by law, the Member, in his or her capacity as such, shall have no liability in excess of (a) the amount of the Member's Capital Contributions, (b) the Member's share of any assets and undistributed profits of the LLC, (c) the Member's obligation to make other payments expressly provided for in this Agreement, and (d) the amount of any Distributions wrongfully distributed to such Member to the extent required by law. Except as required by law, the Member shall not be obligated by this Agreement to return any Distribution to the LLC or pay the amount of any Distribution for the account of the LLC or to any creditor of the LLC. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, the Member is obligated to return or pay any part of any Distribution, the obligation shall be that of the Member alone. The amount of any Distribution returned to the LLC by the Member or paid by the Member for the account of the LLC or to a creditor of the LLC shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

         4.3. COMPENSATION OF THE MEMBERS. No payment shall be made by the LLC to the Member for such Member's services as a Member except as otherwise provided in this Agreement. The Member shall be required to bear individually and shall not be entitled to reimbursement from the LLC for expenses incurred by the Member in his, her or its capacity as a Member when acting in furtherance of the business and affairs of the LLC except as otherwise provided for in this Agreement.

                                   ARTICLE 5
                               BOARD OF MANAGERS

         5.1. BOARD OF MANAGERS. The Board of Managers shall govern and manage the affairs of the LLC, shall exercise the powers of the LLC and shall control its property, including but not limited to:

               5.1.1 Approve the major business strategies for the LLC;

               5.1.2 Approve each annual operating and capital budget and long-range plan for the LLC before expenditures may be made thereunder;

               5.1.3 Approve all debt, appointment of any auditors, accounting policy, executive compensation and fringe benefits;

               5.1.4 Approve any contract obligating the LLC to expend or repay an amount which was not included in a previously approved annual budget;

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               5.1.5 Approve the creation of controlled or owned subsidiaries or affiliates by the LLC; and

               5.1.6 Approve the issuance of additional Units to new Members or existing Members.

         The Board of Managers shall determine compliance with the LLC's stated purposes and shall have the power and authority to do and perform acts or functions not inconsistent with this Agreement or the LLC's Certificate of Formation. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: When acting on matters subject to the vote of the members, notwithstanding that the LLC is not then insolvent, all of the Managers shall take into account the interest of the LLC's creditors, as well as those of the Member.

         5.2. NUMBER OF MANAGERS AND ELECTION. The number of Managers on the Board of Managers shall initially be set at two (2). The Board of Managers shall be selected by the Member.

         5.3. INITIAL BOARD OF MANAGERS. The initial Board of Managers shall be as set forth on SCHEDULE 2 attached hereto.

         5.4. TERMS OF MANAGERS SERVING ON THE BOARD. Managers shall serve until their successors are duly selected.

         5.5. NO ATTORNEY-IN-FACT. Unless authorized to do so by this Agreement or by the Board of Managers of the LLC, no attorney-in-fact, employee or other agent of the LLC shall have any power or authority to bind the LLC in any way, to pledge its credit or to render it liable for any purpose. No Member shall have any power or authority to bind the LLC unless the Member has been authorized to do so by this Agreement or by the Board of Managers to act as an agent of the LLC in accordance with the previous sentence.

         5.6. LIABILITY FOR CERTAIN ACTS. Each Manager shall perform his or her duties as Manager in good faith, in a manner reasonably believed to be in the best interests of the LLC, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager shall not be liable to the LLC or to any Member for any loss or damage sustained by the LLC or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct or a wrongful taking by the Manager.

         5.7. MANAGERS HAVE NO EXCLUSIVE DUTY TO LLC. A Manager shall not be required to manage the LLC as his or her sole and exclusive function and he or she may have other business interests and engage in activities in addition to those relating to the LLC. Neither the LLC nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of the individual Managers or to the income or proceeds derived therefrom.

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         5.8. BANK ACCOUNTS. The Board of Managers may from time to time open bank accounts in the name of the LLC.

         5.9. INDEMNITY OF THE MANAGERS, EMPLOYEES AND OTHER AGENTS. The LLC shall to the maximum extent permitted under law, indemnify and make advances for expenses to the Managers, its officers, employees and other agents.

         5.10. RESIGNATION. Any Manager of the LLC may resign at any time by giving written notice to the Member of the LLC and to the Board of Managers. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later date specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         5.11. VACANCIES. Any vacancy occurring for any reason in the number of Managers of the LLC may be filled by the Member. A Manager selected to fill a vacancy shall hold office until his or her successor shall be selected and qualified or until his or her earlier death, resignation or removal.

         5.12. ACTIONS. Except as otherwise specified herein, the vote a of all of the LLC's Managers at a meeting at which quorum is present shall be the act of the LLC.

         5.13. QUORUM. A quorum shall consist of the presence of all of the Managers.

         5.14. PROXY. At all meetings of the Board of Managers, a Manager may vote in person or by proxy executed in writing by the Manager or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Board of Managers before or at the time of the meeting. No proxy shall be valid after six
(6) months from the date of its execution, unless otherwise provided in the proxy.

         5.15. MEETINGS. The Board of Managers shall meet as and when it is necessary to conduct business of the LLC.

         5.16. COMPENSATION. Managers shall receive no compensation for their service as Managers of the LLC.

                                   ARTICLE 6
                     BOOKS, RECORDS, ACCOUNTING, AND REPORTS

         6.1. BOOKS AND RECORDS. The LLC shall maintain at its principal office all of the following:

              6.1.1 A current list of the full name and last known business or residence address of the Member, together with information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by the Member and what the Member has agreed to contribute in the future,

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         the date on which the Member became a Member of the LLC, and the
         Interest of the Member;

              6.1.2 A copy of the Certificate of Formation and this Agreement, including any and all amendments or restatements to either thereof, together with executed copies of any powers of attorney pursuant to which the Certificate of Formation, this Agreement, or any amendments or restatements have been executed;

              6.1.3 Copies of the LLC's federal, state, and local income tax or information returns and reports, if any, for the three (3) most recent
        Fiscal Years;

              6.1.4 The financial statements of the LLC for the three (3) most recent Fiscal Years; and

              6.1.5 he LLC's books and records for at least the current and past three (3) Fiscal Years.

         6.2. DELIVERY TO MEMBER; INSPECTIONS ETC. Upon the request of the Member, for any purpose reasonably related to such Member's interest as a Member of the LLC, but subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at what expense) as the Board of Managers may from time to time establish, including such standards established for the request in question, the Board of Managers shall cause to be made available to the requesting Member the information required to be maintained by clauses 6.1.1 through 6.1.5 of Section
6.1 and such other information regarding the business and affairs of the LLC as is just and reasonable.

         6.3. FINANCIAL STATEMENTS. The Board of Managers shall cause books of account to be maintained reflecting the operations of the LLC on an accrual basis and shall cause to be prepared for the Member at least annually, at the LLC's expense, financial statements of the LLC prepared in accordance with generally accepted accounting principles and, if approved by a vote of the Board of Managers, such financial statements shall be accompanied by a report thereon containing the opinion of an accounting firm chosen by the Board of Managers. The financial statements so furnished shall include a balance sheet, a statement of income or loss, a statement of cash flows, and a statement of Member's equity.

         6.4. FILINGS. At the LLC's expense the Board of Managers shall cause the income tax returns for the LLC to be prepared and timely filed with the appropriate authorities and to have prepared and to furnish to the Member such information with respect to the LLC as is necessary to enable the Member to prepare its federal and state income tax returns. The Board of Managers, at the LLC's expense, shall also cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, all reports required to be filed by the LLC with those entities under then current applicable laws, rules, and regulations. The reports shall be prepared on the accounting or reporting basis required by the regulatory bodies.

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                                   ARTICLE 7
             DISTRIBUTIONS OF CASH; ALLOCATION OF PROFITS AND LOSSES

         7.1. CASH. Distributions of cash or other assets of the LLC shall be made at such times and in such amounts as provided for in this Agreement or by the Member. Distributions, if made, will be allocated to the Member according to its Percentage Interest as set forth in Schedule 1.

         7.2. PROFITS AND LOSSES. Profits and losses shall be allocated each fiscal year to the Member according to its Percentage Interest as set forth in
Schedule 1. If the LLC is advised at anytime by its accountants or counsel, that the allocation of profits and losses for any fiscal year are unlikely to be respected for tax purposes, the Board of Managers is authorized and empowered to amend the provisions of this Section 7 to cure such defect.

                                   ARTICLE 8
                                  TAX MATTERS

         8.1. TAX STATUS. It is the intent of the Member that the LLC shall be treated as a partnership for federal income tax purposes and, if possible, for state and local income tax purposes. The Board of Managers shall take all steps necessary to effectuate this intent, including, but not limited to, any filings or other steps required under the Code and Regulations and, if applicable, under the state law of each state in which the LLC is subject to income tax jurisdiction. All provisions of this Agreement are to be construed so as to preserve such tax status.

         8.2. ELECTIONS. The Board of Managers may, but is not required, to make any and all elections provided for in the Code or Treasury Regulations that it deems to be in the best interest of the LLC, provided that the Board of Managers shall not make an election pursuant to Regulations Section 301.7701-1 to be taxed as an association.

         8.3. TAX MATTERS MEMBER. HPP89 shall be the Tax Matters Member of the LLC as provided in the Regulations under Code Section 6231 and analogous provisions of state law. The Tax Matters Member shall represent the LLC, at the LLC's expense, in connection with all examinations of the LLC's affairs by tax authorities including any resulting administrative or judicial proceedings.

                                   ARTICLE 9
                        RIGHTS AND POWERS OF THE MEMBERS

         9.1. SPECIFIC LIMITATIONS. No Member shall have the right or power to:
(a) withdraw or reduce his or her Capital Contribution except as a result of the dissolution of the LLC or as otherwise provided by law or this Agreement, (b) make voluntary Capital Contributions or contribute any property to the LLC other than cash except as otherwise provided by this Agreement, (c) bring an action for partition against the LLC or any LLC assets, (d) cause the termination and dissolution of the LLC, except as set forth in this Agreement, or (e) upon the Distribution of its Capital Contribution require that Property other than cash be distributed in

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return for its Capital Contribution. The Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the LLC's property. Other than upon the termination and dissolution of the LLC as provided by this Agreement, there has been no time agreed upon when the Capital Contribution of any Member will be returned.

         9.2. AMENDMENTS TO AGREEMENT.

              9.2.1 Except as set forth in this Agreement, this Agreement may be modified or amended only by the written consent of all of the Members.

              9.2.2 The Board of Managers shall cause to be prepared and filed any amendment to the Certificate of Formation that may be required to be filed under the Act as a consequence of any amendment to this Agreement.

              9.2.3 Any modification or amendment to this Agreement pursuant to this Section 9.2 shall be binding on all Members.

                                   ARTICLE 10
                               DISSOLUTION OF LLC

         10.1. EVENTS OF DISSOLUTION. The LLC shall be dissolved and its affairs wound up upon the first to occur of the following:

               10.1.1 The sale of all or substantially all of the assets of the LLC; or

               10.1.2 Any other act or event causing a dissolution pursuant to the Act; or

               10.1.3 December 31, 2051.

         10.2. LIQUIDATION. Upon dissolution of the LLC, the assets of the LLC shall be liquidated as promptly as possible by the Member.

         10.3. CONTINUATION. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: To the extent permissible under applicable federal and state tax law, the vote of a majority-in-interest of the remaining members is sufficient to continue the life of the LLC. If such vote is not obtained, for so long as a mortgage lien exists on the Property the LLC shall not liquidate the Property without first obtaining approval of the mortgagee holding a first mortgage lien on the Property. Such holders may continue to exercise all of their rights under the existing security agreements or mortgages until the debt underlying the mortgage liens has been paid in full or otherwise completely discharged.

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                                   ARTICLE 11
                                 INDEMNIFICATION

         11.1. GENERAL. The LLC shall indemnify, defend, and hold harmless the Manager and the Tax Matters Member (all indemnified persons being referred to as "Indemnified Persons" for purposes of this Article 4), from any liability, loss, or damage incurred by the Indemnified Person by reason of any act performed or omitted to be performed by the Indemnified Person in connection with the business of the LLC and from liabilities or obligations of the LLC imposed on such Person by virtue of such Person's position with the LLC, including reasonable attorneys' fees and costs and any amounts expended in the settlement of any such claims of liability, loss, or damage; PROVIDED, HOWEVER, that, if the liability, loss, damage, or claim arises out of any action or inaction of an Indemnified Person, indemnification under this Section 11.1 shall be available only if (a) either (i) the Indemnified Person, at the time of such action or inaction, determined, in good faith, that his or her course of conduct was in, or not opposed to, the best interests of the LLC, or (ii) in the case of inaction by the Indemnified Person, the Indemnified Person did not intend his or her inaction to be harmful or opposed to the best interests of the LLC, and (b) the action or inaction did not constitute fraud, gross negligence, or willful misconduct by the Indemnified Person or result in the Indemnified Person gaining a financial profit or other advantage to which the Indemnified Person was not legally entitled; and PROVIDED, FURTHER, that indemnification under this Section
11.1 shall be recoverable only from the assets of the LLC and not from any assets of any Member. The LLC may pay or reimburse attorneys' fees of an Indemnified Person as incurred, if such Indemnified Person executes an undertaking to repay the amount so paid or reimbursed if there is a final determination by a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification under this Article 11. The LLC may pay for insurance covering liability of the Indemnified Persons for negligence in operation of the LLC's affairs.

         11.2. EXCULPATION. No Indemnified Person shall be liable, in damages or otherwise, to the LLC or to the Member for any loss that arises out of any act performed or omitted to be performed by him or her pursuant to the authority granted by this Agreement if (a) either (i) the Indemnified Person, at the time of such action or inaction, determined, in good faith, that such Indemnified Person's course of conduct was in, or not opposed to, the best interests of the LLC, or (ii) in the case of inaction by the Indemnified Person, the Indemnified Person did not intend such Indemnified Person's inaction to be harmful or opposed to the best interests of the LLC, and (b) the conduct of the Indemnified Person did not constitute fraud, gross negligence, or willful misconduct by such Indemnified Person or result in the Indemnified Person gaining a financial profit or other advantage to which the Indemnified Person was not entitled.

         11.3. PERSONS ENTITLED TO INDEMNITY. Any Person who is within the definition of "Indemnified Person" at the time of any action or inaction in connection with the business of the LLC shall be entitled to the benefits of this Article 11 as an "Indemnified Person" with respect thereto, regardless whether such Person continues to be within the definition of "Indemnified Person" at the time of such Indemnified Person's claim for indemnification or exculpation hereunder.

         11.4. PROCEDURE AGREEMENTS. The LLC may enter into an agreement with its Member, setting forth procedures consistent with applicable law for implementing the indemnities provided in this Article 11.

         11.5. FIDUCIARY AND OTHER DUTIES.

               11.5.1 An Indemnified Person acting under this Agreement shall not be liable to the LLC or to any other Indemnified Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties (including fiduciary duties) and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               11.5.2 Whenever in this Agreement an Indemnified Person is permitted or required to make a decision (a) in its "discretion" or under a grant of similar authority or latitude, the Indemnified Person shall be entitled to consider only such interests and factors as he or she desires, including his or her own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the LLC or any other Person, or (b) in his or her "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law.

         11.6. SUBORDINATION. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: Any indemnification shall be fully subordinated to any obligations respecting the Partnership or the Property and shall not constitute a claim against the LLC in the event that cash flow is insufficient to pay such obligations.

                                   ARTICLE 12
                                LIMITED LIABILITY

         Except as otherwise provided by the Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and the Member shall not be obligated personally for any such debt, obligation or liability of the LLC solely by reason of being a Member. All persons dealing with the LLC shall look solely to the assets of the LLC for the payment of the debts, obligations or liabilities of the LLC.

                                   ARTICLE 13
                             SEPARATENESS COVENANTS

         Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: For so long as any mortgage lien exists on the Property, in order to preserve and ensure its separate and distinct identity, in addition to the other provisions set forth in these articles of organization, the LLC shall conduct its affairs in accordance with the following provisions:

         13.1. It shall establish and maintain an office through which its business shall be conducted separate and apart from that of any of its affiliates and shall allocate fairly and reasonably any overhead for shared office space.

         13.2. It shall maintain separate records and books of account from those of any Affiliate.

         13.3. It shall not commingle assets with those of any Affiliate.

         13.4. It shall conduct its own business in its own name.

         13.5. It shall maintain financial statements separate from any Affiliate.

         13.6. It shall pay any liabilities out of its own funds, including salaries of any employees, not funds of any Affiliate.

         13.7. It shall maintain an arm's length relationship with any Affiliate.

         13.8. It shall not guarantee or become obligated for the debts of any other entity, including any affiliate, or hold out its credit as being available to satisfy the obligations of others.

         13.9. It shall use stationery, invoices and checks separate from any affiliate.

         13.10. It shall not pledge its assets for the benefit of any other entity or make an advance to any entity, including any affiliate.

         13.11. It shall hold itself out as an entity separate from any affiliate.

         13.12. It shall correct any known misunderstanding regarding its separate identity.

         13.13. It shall not acquire obligations or securities of its partners, members or shareholders.

                           For purpose of this Section, the following terms shall have the following meanings:

                                    "affiliate" means any person controlling or
                           controlled by or under common control with the LLC including, without limitation (i) any person who has a familial relationship, by blood, marriage or otherwise with any partner or employee of the LLC, or any affiliate thereof and (ii) any person which receives compensation for administrative, legal or accounting services from this LLC, or any affiliate. For purposes of this definition, "control" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                                    "person" means any individual, corporation,
                           partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.


                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1. ADDITIONAL DOCUMENTS. At any time, and from time to time after the date of this Agreement, the Member shall do and perform, or cause to be done and performed, all such additional acts and deeds, and shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, all such additional instruments and documents, as may be required to effectuate the purposes and intent of this Agreement.

         14.2. GENERAL. This Agreement: (i) shall be binding upon the executors, administrators, estates, heirs, and legal successors of the Member; (ii) shall be governed by and construed in accordance with the laws of the State of Delaware; (iii) may be executed in more than one counterpart as of the day and year first above written; and (iv) contains the entire contract among the Member as to the subject matter hereof. The waiver of any of the provisions, terms, or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms, or conditions hereof.

         14.3. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or receipt (which may be evidenced by a return receipt if sent by registered mail or by signature if delivered by courier or delivery service), addressed (a) if to the Member, at the address of the Member set forth in SCHEDULE 1 or at such other address as the Member shall have furnished to the LLC in writing as the address to which notices are to be sent hereunder, and (b) if to the LLC to it at 45 Broad Street, 3rd Floor, Boston, MA 02109.

         14.4. GENDER AND NUMBER. Whenever required by the context, as used in this Agreement the singular number shall include the plural, the plural shall include the singular, and all words herein in any gender shall be deemed to include the masculine, feminine and neuter genders.

         14.5. SEVERABILITY. If any provision of this Agreement is determined by a court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each said provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

         14.6. HEADINGS. The headings used in this Agreement are used for administrative convenience only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

         14.7. NO THIRD PARTY RIGHTS. The provisions of this Agreement are for the benefit of the LLC and the Member and no other Person, including creditors of the LLC shall have any right or claim against the LLC or any Member by reason of this Agreement or any provision hereof or be entitled to enforce any provision of this Agreement.

         14.8. VOTING. Notwithstanding any provision hereof or of any other document governing the formation, management or operation of the LLC to the contrary, the following shall govern: When acting on matters subject to the vote of the Members, notwithstanding that the LLC is not then insolvent, all of the Members shall take into account the interest of the Limited Liability Company's creditors, as well as those of the Members.

                                   SCHEDULE 1



------------------------------------------------- ------------------------------ ----------------------------------------
            MEMBER NAME AND ADDRESS                    APPROXIMATE PROFITS        CAPITAL CONTRIBUTION AS OF EFFECTIVE
                                                           PERCENTAGE                             DATE
------------------------------------------------- ------------------------------ ----------------------------------------
Historic Preservation Properties                              99.9%                              $99.90
1989 L.P.
45 Broad Street, 3rd floor
Boston, MA 02109
------------------------------------------------- ------------------------------ ----------------------------------------
Boston Historic Partners Limited Partnership                  0.1%                                $.10
45 Broad Street, 3rd floor
Boston, MA 02109
------------------------------------------------- ------------------------------ ----------------------------------------

                                   SCHEDULE 2


                                BOARD OF MANAGERS


        Terrence P. Sullivan                       Robert Gunn
        c/o Boston Bay Capital, Inc.               c/o Gunn Financial, Inc.
        45 Broad Street                            45 Broad Street
        Boston, MA 02109                           Boston, MA 02109